WAIVER OF SDA AMERICA, INC.
                           ---------------------------


     This WAIVER, dated as of July 29, 2005 (this "Waiver"), by and between SECURED DIGITAL APPLICATIONS, INC., a Delaware corporation (the "Parent"), SDA AMERICA, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus").

     Reference is made to (i) the Certificate To Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, And Relative Rights Of Series A Convertible Preferred Stock, $.01 Par Value Per Share (as amended, modified or supplemented from time to time, the "Certificate of Designations"), of the Company and (ii) that certain secured convertible term note dated May 28, 2004 made by the Company in favor Laurus in the original principal amount of Five Hundred Thousand Dollars ($500,000) (the "Note"). Unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Certificate of Designations and the Note, as applicable.

     NOW, THEREFORE, in consideration for the execution and delivery by the Company of all documents requested by the holders of the Series A Preferred Stock and the Note and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. The Company hereby waives its right to require the Holder to deliver seventy five (75) days prior written notice of the Holder's conversion exercise (in excess of the 4.99% conversion limitation described in Section 3.2 of the Note), provided, however, the Holder and the Company confirm and agree that at this waiver shall not serve as a waiver or recission of the requirements set forth in Section 3.2 of the Note regarding the Holder's beneficial ownership exceeding 19.99% of the Common Stock.

        2. The Company hereby waives its right to require the Holder to deliver seventy five (75) days prior written notice of the Holder's conversion exercise (in excess of the 4.99% conversion limitation described in Section 5(b) of the Certificate of Designations), provided, however, the Holder and the Company confirm and agree that at this waiver shall not serve as a waiver or recission of the requirements set forth in Section 5(b) of the Note regarding the Holder's beneficial ownership exceeding 19.99% of the Common Stock.

        3. This Waiver shall be effective as of the date hereof following the execution of same by each of the Company, the Parent and the Laurus.

        4. There are no other amendments to the Certificate of Designations or the Note.

        5. Each of the Parent and the Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by the Company in connection with the Note, the Certificate of Designations and the Related Agreements (as defined in the Securities Purchase Agreement) are true correct and complete and all of the Parent's and the Company's covenant requirements have been met. As of the date hereof, no Event of Default under any Related Agreement has occurred or is continuing.

        6. This Waiver shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

     IN WITNESS WHEREOF, each of the Company, the Parent and Laurus have caused this Waiver to the Certificate of Designations to be signed in its name this 29th day of July, 2005.


                                       SECURED  DIGITAL  APPLICATIONS,  INC.


                                       By:    /s/  Patrick  Soon-Hock  Lim
                                              ----------------------------
                                       Name:  Patrick  Soon-Hock  Lim
                                       Title: Chief  Executive  Officer



                                       SDA  AMERICA,  INC.

                                       By:    /s/Patrick  Soon-Hock  Lim
                                              ---------------------------
                                       Name:  Patrick  Soon-Hock  Lim
                                       Title: President

                                       LAURUS  MASTER  FUND,  LTD.


                                       By:    /s/David  Grin
                                              --------------
                                       Name:  David  Grin